UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2021, IAC/InterActiveCorp (“IAC” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. The proposals are described in detail in the definitive joint proxy statement/consent solicitation statement/prospectus filed on April 8, 2021 by the Company with the U.S. Securities and Exchange Commission (the “SEC”). The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 6, 2021, the record date for the Annual Meeting, there were 83,341,850 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. The IAC common stock and the IAC Class B common stock are collectively referred to as the IAC capital stock.

1.     A proposal to approve amendments to IAC’s restated certificate of incorporation that will effect the separation of IAC’s Vimeo business from the remaining businesses of IAC through a series of transactions (the “Spin-off”) that will result in the pre-transaction stockholders of IAC owning shares in both IAC and Vimeo Holdings, Inc. (“Vimeo Holdings”), a Delaware corporation and current direct wholly owned subsidiary of IAC, which will own the Vimeo business, by:

•	Reclassifying each share of IAC common stock into one new share of IAC common stock, par value $0.0001 per share and 1/100th of a share of IAC Series 1 mandatorily exchangeable preferred stock that will automatically exchange into 1.6235 shares of Vimeo Holdings common stock (with cash in lieu of fractional shares); and

•	Reclassifying each share of IAC Class B common stock into one new share of IAC Class B common stock, par value $0.0001 and 1/100th of a share of IAC Series 2 mandatorily exchangeable preferred stock that will automatically exchange into 1.6235 shares of Vimeo Holdings Class B common stock (with cash in lieu of fractional shares).

The proposal was approved on the basis of the following voting results:

a)       IAC Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,018,419	44,239	38,150	4,986,283

b)       IAC Class B Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
57,894,990	0	0	0

c)       IAC Capital Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
127,913,409	44,239	38,150	4,986,283

The proposal was also approved by the required vote of the outstanding shares of IAC common stock entitled to vote on the proposal, other than any shares of IAC common stock owned, directly or indirectly, by the members of the IAC board of directors, specified officers of IAC, and the immediate family members of the foregoing.

2.      A proposal to approve amendments to IAC’s restated certificate of incorporation pursuant to which, following the Spin-off, IAC would renounce any interest or expectancy in certain corporate opportunities, and to implement other related changes to the corporate opportunity provisions of the certificate of incorporation. The proposal was approved on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
99,248,206	28,700,873	46,719	4,986,283

3.     A proposal to approve one or more adjournments or postponements of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals. The proposal was approved on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
103,565,671	29,367,932	48,478	0

4.     A proposal to elect twelve members of the IAC board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the IAC board of directors). The stockholders elected each of the nominees to the IAC board of directors on the basis of the following voting results.

Elected by holders of IAC Common Stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Bryan Lourd	69,552,543	548,265	4,986,283
Alan G. Spoon	65,865,836	4,234,972	4,986,283
Richard F. Zannino	69,652,129	448,679	4,986,283

Elected by holders of IAC Capital Stock, voting as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Chelsea Clinton	127,478,766	517,032	4,986,283
Barry Diller	124,061,205	3,934,593	4,986,283
Michael D. Eisner	123,461,540	4,534,258	4,986,283
Bonnie S. Hammer	125,779,921	2,215,877	4,986,283
Victor A. Kaufman	126,307,046	1,688,752	4,986,283
Joseph Levin	125,718,935	2,276,863	4,986,283
Westley Moore	127,653,752	342,046	4,986,283
David Rosenblatt	127,029,104	966,694	4,986,283
Alexander von Furstenberg	126,184,634	1,811,164	4,986,283

5.      A proposal to ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2021 fiscal year. The proposal was approved on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
132,566,068	383,507	32,506	0

6.       A non-binding advisory vote on IAC’s executive compensation. The proposal was approved on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,344,364	42,529,247	122,187	4,986,283

7.       A non-binding advisory vote on the frequency (one, two or three years) of holding the advisory vote on executive compensation in the future. Stockholders voted in favor of holding the vote every three years on the basis of the following voting results:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
51,866,581	62,468	75,458,197	608,552	4,986,283

Item 8.01.	Other Events.

On May 14, 2021, the Company issued a press release announcing the results of the Annual Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: IAC’s future financial performance, business prospects and strategy, including the possibility of separating Vimeo, Inc. (“Vimeo”) from IAC, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to market our products and services in a successful and cost-effective manner, (ii) the display of links to websites offering our products and services in a prominent manner in search results, (iii) changes in our relationship with (or policies implemented by) Google, (iv) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores and social media platforms, (v) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (vii) our ability to establish and maintain relationships with quality and trustworthy service professionals and caregivers, (viii) the ability of Angi Inc. to successfully implement its brand initiative (which could involve substantial costs, including as a result of a continued negative impact on its organic search placement) and expand Angi Services (its pre-priced offering), (ix) our ability to engage directly with users, subscribers, consumers, service professionals and caregivers directly on a timely basis, (x) our ability to access, collect and use personal data about our users and subscribers, (xi) the ability of our Chairman and Senior Executive, certain members of his family and our Chief Executive Officer to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xii) our inability to freely access the cash of Angi Inc. and its subsidiaries, (xiii) dilution with respect to our investment in Angi Inc., (xiv) certain risks relating to our Vimeo business (its total addressable market may be smaller than expected, it may not have the right product/market fit, its ability to convert free users into subscribers, its ability to scale its business effectively, service interruptions and increased hosting and delivery costs), (xv) our ability to compete, (xvi) adverse economic events or trends (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, (xvii) our ability to build, maintain and/or enhance our various brands, (xviii) the impact of the COVID-19 outbreak on our businesses, (xix) our ability to protect our systems, technology and infrastructure from cyberattacks and to protect personal and confidential user information, as well as cyberattacks experienced by third parties, (xx) the occurrence of data security breaches and/or fraud, (xxi) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiii) changes in key personnel and (xxiv) certain risks related to the Spin-off (the market price of IAC securities could decline if the Spin-off is not completed, some or all of the expected benefits from the Spin-off may not be achieved, increased vulnerability to changing market conditions as a smaller, less diversified company following the completion of the Spin-off, the failure of the Spin-off to qualify as a transaction generally tax-free for U.S. federal income tax purposes, certain conflicts of interest, the value of IAC and Vimeo securities following the Spin-off might be less than the value of IAC securities before the completion of the Spin-off and decreases in the market price of IAC securities following the completion of the Spin-off for a variety of reasons, among other risks).  Certain of these and other risks and uncertainties are discussed in IAC’s filings with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of IAC’s management as of the date of this letter. IAC does not undertake to update these forward-looking statements.

 No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is being made in respect of a proposed transaction involving IAC, Vimeo Holdings and Vimeo. In connection with the proposed transaction, IAC and Vimeo Holdings have filed with the SEC a joint registration statement on Form S-4/A (the “Form S-4”) that includes a proxy statement/prospectus of IAC, and a consent solicitation statement of Vimeo, and IAC and Vimeo Holdings may file one or more other documents with the SEC. The Form S-4 was declared effective by the SEC on April 7, 2021. Each of IAC and Vimeo has mailed or otherwise made available the definitive proxy statement/prospectus/consent solicitation statement to its shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF IAC AND VIMEO ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. Copies of documents filed with the SEC by IAC may be obtained free of charge on IAC's website at www.iac.com.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of May 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Kendall F. Handler
Name:	Kendall F. Handler
Title:	Senior Vice President & General Counsel

 Date: May 14, 2021